                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                RBC FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  RBC   Funds

                        IMPORTANT NEWS FOR SHAREHOLDERS

                           RBC LARGE CAP EQUITY FUND
                            RBC MID CAP EQUITY FUND
                           RBC SMALL CAP EQUITY FUND
                           RBC GOVERNMENT INCOME FUND
                            RBC QUALITY INCOME FUND
                     RBC NORTH CAROLINA TAX-FREE BOND FUND

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

                             QUESTIONS AND ANSWERS

Q. WHAT IS HAPPENING?

A.The Board of Directors of your Fund has determined that it is in the best interests of your Fund to terminate the Fund's current investment advisory agreement ("Current Agreement") with Glenwood Capital Management, Inc. ("Glenwood") and enter into a new investment advisory agreement ("New Agreement") with Voyageur Asset Management Inc. ("Voyageur"). The proposed change of each Fund's investment adviser from Glenwood to Voyageur is part of a strategic business plan proposed by RBC Financial Group ("RBC"), a North American financial services organization with specialized global businesses which includes both Glenwood and Voyageur. RBC has decided to restructure its various business units to take advantage of each company's strengths. As part of this strategy, RBC believes that Voyageur will be better positioned to provide the Funds with investment advisory services going forward. Voyageur currently has approximately 65 employees and, as of October 31, 2002, had approximately $19.5 billion under management. The Funds' Board considered, among other things, the advantages to the Funds of gaining access to the resources of a much larger U.S. investment advisory firm with significant depth in portfolio management talent, research capabilities and product diversification, as well as continuing access to certain members of Glenwood's existing portfolio management team who will transition to Voyageur as part of the restructuring.

  As legally required, we are asking the shareholders of each Fund to approve the New Agreement. The principal terms of the New Agreement are the same as those of the Current Agreement, except for the dates of execution and termination. Other changes in the New Agreement are described more fully in the enclosed Proxy Statement. There will be no change in the types of services provided and the advisory fees charged to your Fund.

  The enclosed Proxy Statement provides additional information about Voyageur, the New Agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, VOYAGEUR, RBC OR ANY OTHER AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHY DID YOU SEND ME THIS BOOKLET?

A.You are receiving these proxy materials - a booklet that includes the Proxy
  Statement and one or more proxy cards - because you have the right to vote on important proposals concerning your investment in the Fund.

Q. WHY ARE MULTIPLE CARDS ENCLOSED?

A.If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW AGREEMENT?

A.The New Agreement must be approved by the vote of a majority of each Fund's outstanding shares, as defined by federal law. Therefore, it is necessary to obtain your approval of the New Agreement, which will replace the Current Agreement.

Q. HOW WILL THE NEW AGREEMENT AFFECT ME AS A FUND SHAREHOLDER?

A.Your Fund and its investment objectives and policies will not change as a result of the New Agreement. There will be no changes to your account and you will still own the same shares in the same Fund. Voyageur will be ultimately responsible for the overall management of each Fund's portfolio under the New Agreement and will employ a team approach to the management of the Funds, with each portfolio management team having access to Voyageur's investment research and other money management resources.

Q. WILL THE FEES PAYABLE UNDER THE NEW AGREEMENT INCREASE AS A RESULT OF THIS PROPOSAL?

A.No. The proposal to approve the New Agreement involves no increase in fee rates.

Q. WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A.You also are being asked to elect the current members of the Board and to vote on the Board's selection of the Fund's independent accountants.

Q. HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A.After careful consideration, the Board of Directors of your Fund recommends that you vote FOR the Proposals.

Q. WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A.No. The Funds will not bear these costs.

Q. WHOM DO I CALL FOR MORE INFORMATION?

A.If you have any questions before you vote or need assistance completing your proxy card(s), please call 1-800-442-3688.

                                  RBC   Funds

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

November 20, 2002

Dear Shareholder:

     The Board of Directors of RBC Funds, Inc. (the "Company") is proposing that the Company's current investment advisory agreement (the "Current Agreement") with Glenwood Capital Management, Inc. ("Glenwood") be terminated and that a new investment advisory agreement (the "New Agreement") be entered into with Voyageur Asset Management Inc. ("Voyageur"). The New Agreement will apply to each of the Company's portfolios (the "Funds"), including the Fund(s) in which you hold shares.

     Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp. and was founded in 1983. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada, which is the ultimate parent company of both Voyageur and Glenwood. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients with a variety of backgrounds and a broad range of financial needs. As of October 31, 2002, Voyageur's investment team managed approximately $19.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations. A more thorough description of Voyageur's businesses is contained in the enclosed proxy statement.

     At a shareholder meeting on December 18, 2002, you will be asked to approve the New Agreement with Voyageur. Your approval is necessary because the New Agreement represents a change in your Fund's investment adviser. The principal terms of the New Agreement are the same as those of the Current Agreement, except for the dates of execution and termination. Other changes in the New Agreement are described more fully in the enclosed proxy statement. There will be no change in the types of services provided and the advisory fees charged to your Fund. Your account(s) will not be affected by the change in investment advisers.

     IT IS IMPORTANT TO REMEMBER THAT EACH FUND AND ITS INVESTMENT OBJECTIVES AND POLICIES WILL NOT CHANGE AS A RESULT OF THIS PROXY SOLICITATION OR THE NEW AGREEMENT. YOU WILL STILL OWN THE SAME SHARES IN THE SAME FUND(S).

     In addition, shareholders are being asked to elect the five Directors who currently comprise the Company's Board of Directors and to approve the selection of the Company's independent accountants.

     AFTER CAREFUL CONSIDERATION, THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

     Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE NO LATER THAN THE TIME OF THE SHAREHOLDER MEETING ON DECEMBER 18, 2002. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one proxy card for each account. AFTER YOU HAVE MARKED YOUR VOTE ON THE PROPOSALS, PLEASE BE SURE TO SIGN YOUR PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE WITHOUT DELAY.

     IF YOU HAVE ANY QUESTIONS BEFORE YOU VOTE OR NEED ASSISTANCE IN COMPLETING YOUR PROXY CARD(S), PLEASE CALL 1-800-442-3688. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of RBC Funds.

Sincerely,

WALTER B. GRIMM SIGNATURE
Walter B. Grimm
President, RBC Funds, Inc.

                            NOTICE OF ANNUAL MEETING
                             OF THE SHAREHOLDERS OF
                                RBC FUNDS, INC.

                           RBC LARGE CAP EQUITY FUND
                            RBC MID CAP EQUITY FUND
                           RBC SMALL CAP EQUITY FUND
                           RBC GOVERNMENT INCOME FUND
                            RBC QUALITY INCOME FUND
                     RBC NORTH CAROLINA TAX-FREE BOND FUND

     Notice is hereby given that an Annual Meeting of the Shareholders (the "Meeting") of each fund listed above (each a "Fund" and collectively the "Funds"), all of the series of RBC Funds, Inc. (the "Company"), will be held on December 18, 2002 at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

     Proposal 1.  To approve or disapprove a new master investment advisory agreement, including an investment advisory contract supplement with respect to each Fund, between the Company, on behalf of each Fund, and Voyageur Asset Management Inc.;

     Proposal 2.  To elect Leslie H. Garner, Jr., James H. Speed, Jr., R.
                  William Shauman, Lucy Hancock Bode and J. Franklin Martin as Directors of the Company; and

     Proposal 3.  To approve the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund.

     The Board of Directors recommends that you approve each nominee for Director and vote in favor of each other proposal.

     Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a proposal as to one or more Funds is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting as to such Fund or Funds in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Fund will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting or any officer of the Company present at the Meeting who is entitled to preside or act as Secretary of the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

     Shareholders of record at the close of business on November 13, 2002 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

                                          By Order of the Board of Directors,

                                          CURTIS W. BARNES SIGNATURE
                                          Curtis W. Barnes
                                          Secretary
November 20, 2002

                                RBC FUNDS, INC.

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                           RBC LARGE CAP EQUITY FUND
                            RBC MID CAP EQUITY FUND
                           RBC SMALL CAP EQUITY FUND
                           RBC GOVERNMENT INCOME FUND
                            RBC QUALITY INCOME FUND
                     RBC NORTH CAROLINA TAX-FREE BOND FUND
                  (EACH A "FUND" AND COLLECTIVELY THE "FUNDS")

                                PROXY STATEMENT
                               NOVEMBER 20, 2002

     This Proxy Statement provides you with information you should review before voting on the matters (each a "Proposal") listed in the Notice of Annual Meeting for the Funds, which are all of the series of RBC Funds, Inc. (the "Company"). The Company's Board of Directors (the "Board," the members of which are referred to herein as the "Directors") is soliciting your vote for the Annual Meeting of Shareholders of each Fund (the "Meeting") to be held on December 18, 2002 at 10:00 A.M. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219, and, if the Meeting is adjourned or postponed, at any adjournment or postponement thereof.

SOLICITATION OF PROXIES

     The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about November 20, 2002.

     The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

SHAREHOLDER REPORTS

     Copies of the Company's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. Copies of the reports are available without charge upon request to the Company by calling 1-800-442-3688 or by writing to the Company at the above address.

                                   PROPOSAL 1

                  APPROVAL OF THE NEW AGREEMENT WITH VOYAGEUR

GENERAL OVERVIEW

     The Board is proposing that the current master investment advisory agreement (including the investment advisory contract supplement with respect to each Fund) (the "Current Agreement") between the Company, on behalf of each Fund, and Glenwood Capital Management, Inc. ("Glenwood") be terminated and that the Company, on behalf of each Fund, enter into a new master investment advisory agreement (including an investment advisory contract supplement with respect to each Fund) (the "New Agreement") with Voyageur Asset Management Inc. ("Voyageur"). At a meeting of the Board held on November 4, 2002, the New Agreement was approved unanimously by the Board, including all of the Directors who are not parties to the New Agreement or interested persons of such parties. The Board's approval of the New Agreement on behalf of each Fund is subject to approval by the shareholders of that Fund.

     The proposed change of each Fund's investment adviser from Glenwood to Voyageur is part of a strategic business plan proposed by RBC Financial Group, a North American financial services organization with specialized global businesses which includes both Glenwood and Voyageur. RBC Financial Group has decided to restructure its various business units to take advantage of each company's strengths. As part of this strategy, RBC Financial Group believes that Voyageur will be better positioned to provide the Funds with investment advisory services going forward. Voyageur currently has approximately 65 employees and, as of October 31, 2002, had approximately $19.5 billion under management. The Board considered, among other things, the advantages to the Funds of gaining access to the resources of a much larger U.S. investment advisory firm with significant depth in portfolio management talent, research capabilities and product diversification, as well as continuing access to certain members of Glenwood's existing portfolio management team who will transition to Voyageur as part of the restructuring.

     Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains its offices at Dain Bosworth Plaza, 60 South Sixth St., Minneapolis, MN 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay St., Toronto, Ontario, Canada M5J 2J5 A6 00000. Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment adviser since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh St., Suite 4300, Minneapolis, MN 55402. Please see "Information About Voyageur" below.

     Shareholders of each Fund are being asked to approve the New Agreement between the Fund and Voyageur at the Meeting. Approval is sought to replace the Funds' Current Agreement with Glenwood with the New Agreement with Voyageur. The principal terms of the New Agreement are the same as those of the Current Agreement, except for the dates of execution and termination. Other changes in the New Agreement are described more fully below under "Generally" in the section titled "The Terms of the New Agreement." There will be no change in the types of services provided and the advisory fees charged to the Funds in connection with this Proposal.

     Voyageur will be ultimately responsible for the overall management of each Fund's portfolio under the New Agreement and will employ a team approach to the management of the Funds, with each portfolio management team having access to Voyageur's investment research and other money management resources. It is expected that some of Glenwood's existing investment management personnel would continue to be retained as employees of Voyageur.

     The form of the New Agreement (including the form of the investment advisory contract supplement with respect to each Fund) is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A. Also included in Exhibit A is a copy of the form of the New Agreement (including the form of the investment advisory contract supplement) that has been marked to show changes from the Current Agreement for your reference.

     Appendix 1 shows the date when each Fund commenced operations, the date when the Current Agreement became effective with respect to each Fund, the date when the Current Agreement was last approved by the Board with respect to each Fund, the date to which the Current Agreement was last continued with respect to each Fund, and the date when the Current Agreement was last approved by the shareholders (or, in some cases, the Fund's sole initial shareholder) of each Fund. The Current Agreement was last submitted to each Fund's shareholders (or, in some cases, to the Fund's sole initial shareholder) prior to its becoming effective with respect to that Fund, as required by the Investment Company Act of 1940, as amended (the "1940 Act").

     The New Agreement must be voted upon separately by the shareholders of each Fund. The New Agreement is expected to take effect on or before December 31, 2002 with respect to each Fund following shareholder approval of the New Agreement by shareholders of that Fund and the termination of the Current Agreement by the Board with respect to that Fund. If approved by shareholders of a Fund, the New Agreement will remain in effect for that Fund through February 29, 2004, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to that Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular

Fund, and, in either case, (ii) by a majority of the Directors who are not parties to the New Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors).

THE TERMS OF THE NEW AGREEMENT

     GENERALLY. The principal terms of the New Agreement, including the advisory fee provisions, are the same as those of the Current Agreement, except for the dates of execution and termination. Other changes have been made to the New Agreement: (1) to add specific authority for Voyageur to delegate its responsibilities to one or more sub-advisers, subject to compliance with applicable legal requirements; (2) to add a specific acknowledgement that Voyageur does not warrant any level of performance results for the Funds; (3) to add a section describing legal requirements applicable to the approval of new advisory contracts by the Board and shareholders; (4) to eliminate provisions regarding state law expense limitations that are no longer applicable; (5) to clarify that the New Agreement may be amended, subject to applicable legal requirements; (6) to update references to the Company's service providers (the Company has a distributor, an administrator and a fund accountant, but no longer has a "Sponsor"); (7) to clarify that the Funds may consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions; (8) to add new specific authority to allocate brokerage in a manner that will help generate resources to defray Fund distribution and other expenses; (9) to clarify that each Fund pays its advisory fees in arrears; (10) to reflect the Royal Bank of Canada's property rights in the Company's current name; and (11) to make minor editorial revisions. As noted above, there will be no change in rate of advisory fees charged to your Fund or in the types of advisory services required to be provided to your Fund. Under the New Agreement, Voyageur will provide investment advisory services with respect to each Fund.

     VOYAGEUR'S RESPONSIBILITIES. The New Agreement provides that Voyageur will make investments for the account of each Fund in accordance with Voyageur's best judgment and within the investment objectives and restrictions set forth in the registration statements applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board. Voyageur will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. Voyageur will also comply with all reasonable requests of the Company for information.

     AGGREGATION AND ALLOCATION OF TRADES BY VOYAGEUR. On occasions when Voyageur deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the New Agreement permits Voyageur, to the extent permitted by applicable law, to aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Voyageur also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Voyageur in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

     EXPENSES OF THE COMPANY. The New Agreement provides that the Company will be responsible for all of its expenses and liabilities, including: (1) compensation of the Directors who are not affiliated with Voyageur, the Funds' administrator, distributor, or any of their affiliates; (2) taxes and governmental fees; (3) interest charges; (4) fees and expenses of the Company's independent accountants and legal counsel; (5) trade association membership dues; (6) fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds); (7) fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Company; (8) expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; (9) shareholder servicing expenses; (10) expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Company; (11) expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; (12) the cost of office supplies, including stationery; (13) travel expenses of all officers, Directors and employees; (14) insurance premiums; (15) brokerage and other expenses of executing portfolio transactions; (16) expenses of shareholders' meetings; (17) organizational expenses; and (18) extraordinary expenses.

     LIMITATION OF LIABILITY OF VOYAGEUR. Pursuant to the New Agreement, Voyageur will give the Company the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. The New Agreement states that Voyageur will not be liable under the New Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in the New Agreement will be deemed to protect or purport to protect Voyageur against any liability to the Company or its shareholders to which Voyageur would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Voyageur's duties under the New Agreement or by reason of Voyageur's reckless disregard of its obligations and duties under the New Agreement.

     COMPENSATION PAID TO VOYAGEUR. The New Agreement provides that for Voyageur's provision of investment advisory services, each Fund will pay Voyageur a monthly fee on the first business day of each month at the annual rates set forth in Appendix 2 to this Proxy Statement. The fee rate payable by each Fund pursuant to the New Agreement is the same as that Fund's rate payable under the Current Agreement.

     TERM AND TERMINATION. The New Agreement also provides that it will continue in effect as to a Fund only if its continuance as to that Fund is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Directors who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The New Agreement also provides that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on 60 days' written notice to Voyageur, or by Voyageur on 60 days' written notice to the Company. The New Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     NON-EXCLUSIVITY. The New Agreement further provides that nothing contained in the New Agreement will limit the freedom of Voyageur or any affiliated person of Voyageur to engage in any other business or to devote time and attention to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

     GOVERNING LAW. Finally, the New Agreement provides that it will be construed in accordance with the laws of the State of Minnesota provided that nothing in the New Agreement will be construed in a manner inconsistent with the 1940 Act.

INFORMATION ABOUT VOYAGEUR

     As noted above, Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which itself is a wholly-owned subsidiary of RBC. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

     Voyageur was formed in 1983 and currently provides investment advisory and administrative services to Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios. The Great Hall Funds serve principally as sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2002, Voyageur had approximately $19.5 billion in assets under management (approximately $11 billion of which was represented by Great Hall's net assets).

     In addition to managing the Great Hall Funds, Voyageur serves as the sub-adviser to Delaware Core Equity Fund, a separately managed series of Voyageur Mutual Funds III that is managed by Delaware Management Company. For these services, Voyageur receives a sub-advisory fee (which it has not waived or otherwise reduced) equal to 0.325% of the Delaware Core Equity Fund's average daily net assets. As of September 30, 2002, the Delaware Core Equity Fund had total net assets of $23,037,245.

INFORMATION ABOUT GLENWOOD

     Glenwood is a wholly-owned subsidiary of RBC Centura Bank, which is a wholly owned subsidiary of RBC Centura Banks, Inc. Glenwood maintains offices at 3201 Beechleaf Court, Suite 350, Raleigh, North Carolina 27604. RBC Centura Bank, which maintains offices at 131 North Church Street, Rocky Mount, North Carolina 27802, is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. RBC Centura Banks, Inc., which maintains offices at 131 North Church Street, Rocky Mount, North Carolina 27802, is wholly owned by RBC.

     Appendix 3 to this Proxy Statement sets forth information regarding the principal executive officer and directors of Glenwood and Voyageur. Appendix 4 to this Proxy Statement sets forth the amount of fees paid by each Fund to Glenwood under the Current Agreement during the fiscal year ended April 30, 2002. Appendix 5 to this Proxy Statement sets forth information concerning the amount and purpose of material payments (other than advisory and custodial fees) made by the Funds to Glenwood or any affiliated person of Glenwood during the fiscal year ended April 30, 2002.

EVALUATION OF THE NEW AGREEMENT BY THE BOARD

     In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board, including all of the Directors who are not "interested persons" of the Company for purposes of the 1940 Act (the "Independent Directors"), considered various materials and representations provided by Voyageur and RBC and met with senior representatives of Voyageur and a senior representative of RBC. The Independent Directors were advised by independent legal counsel throughout this process. The Board met on November 4, 2002 to review and consider, among other things, information relating to the New Agreement.

     In evaluating the New Agreement, the Board considered information furnished by Voyageur and RBC, including: (i) information about Voyageur's personnel and Voyageur's plans with respect to the operation and management of the Funds, including Voyageur's plans to employ a team approach to the management of the Funds; (ii) data as to Voyageur's investment performance; (iii) representations by Voyageur that it would provide advisory services to each Fund of a scope and quality at least equivalent to the scope and quality of the services provided to the Funds under the Current Agreement; (iv) information regarding the desirability of retaining, subject to ordinary turnover, some of Glenwood's existing investment management personnel as employees of Voyageur; (v) information regarding the financial resources of Voyageur and RBC; and (vi) the advantages to the Funds of gaining access to the resources of a much larger U.S. investment advisory firm with significant depth in portfolio management talent, research capabilities and product diversification, as well as continuing access to certain members of Glenwood's existing portfolio management team who will transition to Voyageur as part of the restructuring.

     The Board also considered that the principal terms of the New Agreement will be the same as those of the Current Agreement (except for the dates of execution and termination) and that the fee rates payable by the Funds under the New Agreement will remain the same as those under the Current Agreement.

     In addition to the above information and representations, the Directors gave weight to the following in the course of their deliberations: (1) while Voyageur and Glenwood are part of the same financial services organization, Voyageur, with approximately 65 employees and $19.5 billion under management, has more extensive investment advisory resources and experience than Glenwood; and (2) consistent with previous determinations by the Board, the advisory fee rates payable by the Funds under the New Agreement, which are the same as those payable under the Current Agreement, are reasonable and comparable to those paid by other funds in the Funds' peer groups.

     Based upon its evaluation, the Board concluded that each Fund's engagement of Voyageur would provide the Fund with access to highly effective management and advisory services and capabilities and that the provision of investment advisory services by Voyageur is in the best interests of the Fund. The Board concluded further that the terms of the New Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of each Fund and its shareholders.

     Accordingly, the Directors, including the Independent Directors, unanimously voted to approve the New Agreement for each Fund and to submit the New Agreement to each Fund's shareholders for approval.

     If the shareholders of a Fund should fail to approve the New Agreement, the Current Agreement would remain in effect for that Fund and the Board would meet to consider appropriate action for that Fund, consistent with its fiduciary duties.

REQUIRED VOTE

     Shareholders of each Fund must separately approve the New Agreement. Approval of this Proposal 1 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 2

  ELECTION OF LESLIE H. GARNER, JR., JAMES H. SPEED, JR., R. WILLIAM SHAUMAN,
       LUCY HANCOCK BODE AND J. FRANKLIN MARTIN AS DIRECTORS OF THE FUNDS

     At the Meeting, you will be asked to elect each of Leslie H. Garner, Jr., James H. Speed, Jr., R. William Shauman, Lucy Hancock Bode and J. Franklin Martin as a Director of the Funds. Each of the nominees currently serves as a Director. Mr. Martin and Mr. Shauman were appointed by the Board in January 1996 and July 1999, respectively. The remaining Directors were previously elected by the Company's then sole shareholder. Mr. Martin is deemed to be an "interested person" of the Company for purposes of the 1940 Act and, therefore, serves as an "Interested Director" of the Company. Each of the other nominees serves as an Independent Director of the Company. Under the 1940 Act, if at any time less than a majority of the Board was elected by shareholders, the Funds would have to hold a shareholder meeting to elect directors. You are being asked to elect each of the nominees so that each Director will have been elected by shareholders.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Company until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Company. Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend.

     The primary responsibility of the Board is to represent the interests of shareholders of each Fund and to provide oversight of the management of the Fund. The Board met 5 times during the fiscal year ended April 30, 2002. Each Director attended at least 75% of all Board and applicable committee meetings.

     The following information shows the Directors/nominees for Director and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period.

DIRECTORS/NOMINEES

                                                                           NUMBER OF        OTHER
                               TERM OF                                     RBC FUNDS    DIRECTORSHIPS
NAME, AGE, ADDRESS            OFFICE AND                                  OVERSEEN BY      HELD BY
AND POSITION HELD             LENGTH OF       PRINCIPAL OCCUPATION(S)      DIRECTOR/      DIRECTOR/
WITH COMPANY                TIME SERVED(1)      DURING PAST 5 YEARS         NOMINEE        NOMINEE
------------------          --------------   --------------------------   -----------   -------------
INTERESTED DIRECTORS
J. Franklin Martin(2)       Since 1/24/96    President, LandCraft              6              0
(57)                                         Properties, Inc. (Real
LandCraft Properties, Inc.                   Estate) (1978-present).
201 N. Tryon Street
Suite 2650
Charlotte, NC 28202
DIRECTOR

INDEPENDENT DIRECTORS
Leslie H. Garner, Jr.       Since 4/26/94    President, Cornell                6              0
(52)                                         College.
Cornell College
600 First Street
West Mount Vernon,
IA 52314-1098
DIRECTOR
James H. Speed, Jr.         Since 4/26/94    Retired; previously, Vice         6              0
(49)                                         President and Controller,
11032 Brasskettle Drive                      Hardee's Food Systems,
Raleigh, NC 27614                            Inc. (1991-2000); Senior
DIRECTOR                                     Audit Manager, Deloitte &
                                             Touche (Accounting)
                                             (1979-1991).
R. William Shauman          Since 7/20/99    Self-employed Banking             6              0
(64)                                         Consultant (1998-present);
530 W. South Street                          previously, President,
Kalamazoo, MI 49007                          First of America Insurance
DIRECTOR                                     Co. (1997-1998); Executive
                                             Vice President, First of
                                             America Bank Corp.
                                             (1993-1997).
Lucy Hancock Bode           Since 4/26/94    Lobbyist.                         6              0
(51)
2518 White Oak Road
Raleigh, NC 27609
DIRECTOR

---------------

(1) Each Director serves in such capacity for an indefinite period of time until their removal, resignation or retirement.

(2) Mr. Martin is the president and a stockholder of LandCraft Properties, Inc. ("Landcraft"). During the Funds' last two fiscal years, Landcraft received substantial business loans from RBC Centura Bank. Glenwood, the Funds' current investment adviser, is a wholly-owned subsidiary of RBC Centura Bank. Accordingly, Mr. Martin is considered an "interested person" of the Funds within the meaning of the 1940 Act.

EXECUTIVE OFFICERS(1)

                        TERM OF OFFICE AND
NAME, AGE AND POSITION    LENGTH OF TIME
HELD WITH COMPANY           SERVED(2)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------  ------------------   ----------------------------------------------------
Walter B. Grimm (57)      Since 7/13/99      BISYS Fund Services Ohio, Inc. ("BISYS") -- Senior
PRESIDENT                                    Vice President and Client Services Executive of
                                             Client Services (1992-present).
Lara Bocskey (32)         Since 5/16/01      BISYS -- Client Services Manager (1998-present);
VICE PRESIDENT                               previously, First of America Bank
                                             Corporation -- Product Manager (1997-1998),
                                             Marketing Specialist (1995-1997).
Nadeem Yousaf (33)        Since 5/24/00      BISYS -- Vice President-Financial Services (1999-
TREASURER                                    present); previously, Director, Investors Bank and
                                             Trust.
Curtis Barnes (46)        Since 7/13/99      BISYS -- Vice President-Legal Services
SECRETARY                                    (1995-present).

---------------

(1) The address of each officer is 3435 Stelzer Road, Columbus, Ohio 43219.

(2) Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

     The table below shows the value of each Director's holdings in the Company and all of the Funds as of November 6, 2002.

                    DOLLAR RANGE OF SECURITIES IN THE FUNDS

                          RBC                                                                              AGGREGATE
                         NORTH                                                                           DOLLAR RANGE
                       CAROLINA        RBC           RBC           RBC           RBC           RBC       OF SECURITIES
                       TAX-FREE     LARGE CAP      MID CAP      SMALL CAP    GOVERNMENT      QUALITY      IN THE FUND
DIRECTOR               BOND FUND   EQUITY FUND   EQUITY FUND   EQUITY FUND   INCOME FUND   INCOME FUND      COMPLEX
--------               ---------   -----------   -----------   -----------   -----------   -----------   -------------
Lucy Hancock Bode....    None        None         $10,001-     $1-$10,000       None          None        $10,001-
                                                   $50,000                                                 $50,000
J. Franklin Martin...    None      $10,001-         None             None       None          None        $10,001-
                                    $50,000                                                                $50,000
Leslie H. Garner,
  Jr. ...............    None        None           None             None       None          None          None
James H. Speed,
  Jr. ...............    None        None        $1-$10,000          None       None          None       $1-$10,000
R. William Shauman...    None        None           None             None       None          None          None

     Each Director receives from the Company an annual retainer of $3,000 (plus $750 for serving on the Board's Audit Committee, as applicable) and a fee of $750 for each Board and Board committee meeting attended. The Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of Glenwood or the Funds' administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 2002.

                                  COMPENSATION

                                                                                          TOTAL COMPENSATION
                                  AGGREGATE          PENSION OR                             FROM FUND AND
                                 COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FUND COMPLEX
                                     FROM         ACCRUED AS A PART     BENEFITS FROM         (6 FUNDS)
DIRECTOR                          THE FUNDS       OF FUND EXPENSES        RETIREMENT       PAID TO DIRECTOR
--------                        --------------   -------------------   ----------------   ------------------
Lucy Hancock Bode.............      $6,750                0                   0                 $6,750
J. Franklin Martin............      $6,750                0                   0                 $6,750
Leslie H. Garner, Jr. ........      $8,250                0                   0                 $8,250
James H. Speed, Jr. ..........      $9,000                0                   0                 $9,000
R. William Shauman............      $9,000                0                   0                 $9,000

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee comprised solely of Independent Directors, currently Messrs. Shauman, Speed and Garner. As set forth in its charter, the primary duties of the Company's Audit Committee are: (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to review information concerning the independence of the accountants and to receive the accountants' specific representations as to their independence; (b) to meet with the Company's independent accountants, including private meetings, as necessary; (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Funds' investment adviser, administrator or accountants; (d) to review the fees charged by the accountants for audit and non-audit services; (e) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention; and (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Audit Committee met 3 times during the fiscal year ended April 30, 2002.

     The Company also has a Nominating Committee that is comprised of all of the Independent Directors. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee did not meet during the fiscal year ended April 30, 2002. The Company does not have a Compensation Committee.

REQUIRED VOTE

     Election of each of Leslie H. Garner, Jr., James H. Speed, Jr., R. William Shauman, Lucy Hancock Bode and J. Franklin Martin as a Director requires the approval of a plurality of the votes cast at the Meeting (that is, the five nominees receiving the greatest number of votes cast at the Meeting, provided a quorum is present, will be elected).

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF EACH NOMINEE AS A DIRECTOR.

                                   PROPOSAL 3

            APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                  AS THE INDEPENDENT ACCOUNTANTS FOR EACH FUND

     It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Independent Directors of the Funds, of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") under Section 32(a) of the 1940 Act as the Funds' independent accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent accountants and filed with the SEC in respect of all or any part of the fiscal year of the Fund ending April 30, 2003.

     During the Funds' fiscal year ended April 30, 2001, KPMG LLP ("KPMG") served as the Funds' independent accountants. Effective on August 15, 2002, KPMG resigned as the Funds' independent accountants on the basis it was no longer "independent" of the Funds within the meaning of the professional standards applicable to KPMG. On October 29, 2001, based on the recommendations of management and the Audit Committee, the Board approved the decision to change independent accountants and engage Ernst & Young, LLP ("Ernst & Young") as the Funds' new independent accountants as of that date for the remainder of the fiscal year ending April 30, 2002. On October 3, 2002, Ernst & Young informed the Funds that RBC, the ultimate parent of both Glenwood and Voyageur, wanted to engage Ernst & Young to provide services to RBC that would be inconsistent with current independence rules. Accordingly, Ernst & Young resigned as the Funds' independent accountants effective October 3, 2002. On November 4, 2002, based on the recommendations of management and the Audit Committee, the Board approved the decision to change the Funds' independent accountants and engage PricewaterhouseCoopers as the Funds' new independent accountants as of that date for the remainder of the fiscal year ending April 30, 2003.

     During the Funds' fiscal year ended April 30, 2001, KPMG's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended April 30, 2001, and through August 15, 2001, there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

     During the Funds' fiscal year ended April 30, 2002, Ernst & Young's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended April 30, 2002, and through October 3, 2002, there were no disagreements between the Funds and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

     The Funds have been advised that neither PricewaterhouseCoopers nor any of its partners has any direct or material indirect financial interest in the Funds. Accounting services to be performed by PricewaterhouseCoopers for the Funds will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board. PricewaterhouseCoopers also will perform non-audit services consisting of review and/or preparation of income tax returns of the Fund. Representatives of PricewaterhouseCoopers will be present and available for questioning at the Meeting and will have an opportunity to make a statement.

FEES PAID TO ERNST & YOUNG

     AUDIT FEES. For the fiscal year ended April 30, 2002, the aggregate fees billed by Ernst & Young and paid by the Funds for professional services rendered for the audit of the Funds' annual financial statements and the review of the Funds' interim financial statements were $53,500 ($8,917 per Fund).

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Not applicable.

     ALL OTHER FEES. For the fiscal year ended April 30, 2002, the aggregate fees billed by Ernst & Young and paid by the Funds for non-audit services (other than fees for financial information systems design and implementation) provided to Funds, Glenwood and its affiliates that provide services to the Funds, were $16,500 ($2,750 per Fund). It was determined by the Audit Committee that the provision of such non-audit services was compatible with Ernst & Young's independence as accountants for the Funds.

REQUIRED VOTE

     Shareholders of each Fund must separately approve this Proposal. Approval of this Proposal by a Fund requires the approval by a majority of the total votes validly cast, in person or by proxy, at the Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THIS PROPOSAL.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Funds does not know of any matter to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SERVICE PROVIDERS

     The Fund's administrator, transfer agent and fund accountant is BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219. Centura Funds Distributors, Inc., an affiliate of BISYS and located at the same address, serves as the principal underwriter of the Funds.

     RBC Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the fiscal year ended April 30, 2002, the custodian earned fees of $41,226, $35,422, $7,625, $10,061,
$20,311 and $7,568 for the RBC Mid Cap Equity Fund, RBC Large Cap Equity Fund, RBC Small Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund, and RBC North Carolina Tax-Free Bond Fund, respectively.

     Aside from the specific changes described in this Proxy Statement, it is not presently known whether there will be future changes in the manner in which the Funds currently obtain support services. All recommended changes in the manner in which key services are provided would be presented to the Board, as appropriate.

BROKERAGE

     Under the New Agreement, Voyageur would select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Company effects securities transactions may be used by Voyageur in servicing all of its accounts. In addition, not all of these services may be used by Voyageur in connection with the services they provide to a Fund or the Company. Voyageur may consider sales of shares of the Funds as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. Voyageur may choose broker-dealers that provide Voyageur with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if Voyageur views the commissions as reasonable in relation to the value of the brokerage and/or research services. Voyageur will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

VOTING RIGHTS

     Shareholders of record on November 13, 2002 (the "record date") are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. As of the record date, each Fund offered multiple classes of shares to the public. Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. Shareholders of each Fund will vote on each Proposal as a single class regardless of the class of shares they own. Appendix 6 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date.

     One-third of the outstanding shares of a Fund, represented by proxy or in person and regardless of class, will constitute a quorum for that Fund as to matters presented at the Meeting. In the event that a quorum of shareholders is not represented at the Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy, or by any officer of the Company present entitled to preside or act as Secretary of the Meeting, until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of a Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 1. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the votes for Proposals 2 and 3.

     The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company.

BENEFICIAL OWNERS

     To the best of the Company's knowledge, as of November 6, 2002, no Director of the Company owned beneficially 1% or more of the outstanding shares of any class of a Fund, and the Directors and officers of the Company beneficially owned, as a group, less than 1% of the shares of each class of each Fund.

     To the best of the Company's knowledge, as of November 13, 2002, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 7.

EXPENSES

     RBC and/or one or more of its affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

     Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly.

By Order of the Board,

CURTIS W. BARNES SIGNATURE
Curtis W. Barnes
Secretary

                                                                       EXHIBIT A

                                  FORM OF NEW

                      MASTER INVESTMENT ADVISORY CONTRACT

                                RBC FUNDS, INC.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

Voyageur Asset Management Inc.
90 South Seventh Street, Suite 4300
Minneapolis, Minnesota 55402-4115

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Company") and Voyageur Asset Management Inc. (the "Adviser") as follows:

     1. The Company is an open-end investment company which currently has one or more separate investment portfolios as may be established and designated by the Directors from time to time (the "Funds"). This contract shall pertain to such Funds as shall be designated in the supplements (each a "Supplement") to this Master Investment Advisory Contract (the "Contract") as further agreed between the Company and the Adviser. A separate class of shares of common stock in the Company is offered to investors with respect to each Fund. The Company engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the Registration Statement of the Company, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

     2. The Company hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

     3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

       (b) The Company shall be responsible for all of its expenses and liabilities, including, but not limited to, compensation of its Directors who are not affiliated with the Adviser, the Company's administrator, distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Company's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Company; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Company; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

     4. (a) The Adviser shall provide to the Company investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

                                     Ex. A-1

          The Adviser will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. The Adviser will determine what portion of each Fund's portfolio shall be invested in securities described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

          The Company will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

       (b) The Adviser shall provide to the Company's officers such information relating to the Company and the Funds and the services to be provided by the Adviser hereunder as the Company may reasonably request.

       (c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Company will promptly notify the Adviser in writing of any changes in a Fund's investment objectives and restrictions.

       (d) The Adviser shall furnish to the Company's Board of Directors periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Company's officers or Board of Directors shall reasonably request.

       (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

       (f) The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to each Fund and any other of the Adviser's clients. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Company as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Company's Board of Directors may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Company's shares.

       (g) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Contract or any Supplement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and in

                                     Ex. A-2
accordance with any applicable exemptive orders or similar relief granted by the SEC. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

     5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

     6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in a Supplement to this Contract with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the "Approval Date") on which this Contract has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness of termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

     7. (a) This Contract and any Supplement shall become effective with respect to a Fund on the date specified, provided it has been approved with respect to that Fund (i) by the Company's Board of Directors, (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Directors who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), and (iii) by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

       (b) This Contract shall thereafter continue in effect for a period of more than two years from the date specified as to a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Company's Board of Directors and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Independent Directors.

       (c) This Contract and any Supplement may be modified by mutual agreement of the parties, subject to the requirements of the 1940 Act, as modified by rules and regulations thereunder, orders of the SEC, and interpretations thereof by the SEC or its staff.

       (d) This Contract and any Supplement thereto may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Company. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     8. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                                     Ex. A-3

     9. The investment management services of the Adviser to the Company under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

     10. This Contract shall be construed in accordance with the laws of the State of Minnesota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

     11. In the event that the Board of Directors of the Company shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Company in writing, whereupon such portfolio shall become a Fund hereunder.

     12. Name Reservation. The Company acknowledges and agrees that the Royal Bank of Canada, parent company of the Adviser, has property rights relating to the use of the term "RBC" and has permitted the use of such term by the Company and its Funds. The Company agrees that: (i) it will use the term "RBC" only as a component of the names of the Company and the Funds and for no other purposes;
(ii) it will not purport to grant to any third party any rights in such term;
(iii) at the request of the Adviser or the Royal Bank of Canada, the Company will take such action as may be required to provide its consent to use of the term by the Adviser or the Royal Bank of Canada, or any affiliate of the Adviser or of the Royal Bank of Canada to whom the Adviser or the Royal Bank of Canada shall have granted the right to such use; and (iv) the Royal Bank of Canada may use or grant to others the right to use the term as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement as to the Company or any Fund, the Company shall, upon request of the Adviser or the Royal Bank of Canada, cease to use the term "RBC" as part of the name of the Company and its Funds, or of any Fund as to which the Agreement is terminated, as applicable. In the event of any such request by the Adviser or the Royal Bank of Canada that use of the term "RBC" shall cease, the Company shall cause its officers, Directors and stockholders to take any and all such actions which the Adviser or the Royal Bank of Canada may request to effect such request and to reconvey to the Royal Bank of Canada any and all rights to the term "RBC."

     If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                            Very truly yours,

                                                       RBC FUNDS, INC.

                                                       By:
                                                       Name:
                                                       Title:
ACCEPTED:
VOYAGEUR ASSET                                         Dated:

MANAGEMENT INC.
By:
Name:
Title:

                                     Ex. A-4

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                  FORM OF NEW

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                                RBC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

Voyageur Asset Management Inc.
90 South Seventh Street, Suite 4300
Minneapolis, Minnesota 55402-4115

                               RE: [NAME OF FUND]

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Company") and Voyageur Asset Management Inc. (the "Adviser") as follows:

     1. The Company is an open-end investment company organized as a Maryland corporation and consists of one or more separate investment portfolios as have been or may be established by the Directors of the Company from time to time. A separate series of shares of common stock of the Company, which may include one or more separate classes of shares, is offered to investors with respect to each investment portfolio. [Name of Fund] (the "Fund") is a separate investment portfolio of the Company.

     2. The Company and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Company has employed the Adviser to provide the services specified in that Contract and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Master Advisory Contract, the Company hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

     4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

     5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Company shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of
each month at the annual rate of      % of the Fund's average daily net assets
(as determined on each business day at the time set forth in the Prospectus for determining net asset value per share). [Note: For purposes of the foregoing sentence, the annual rate payable by the Company to the Adviser with respect to each Fund is as follows: 0.70% for the RBC Large Cap Equity Fund; 0.70% for the RBC Mid Cap Equity Fund; 0.70% for the RBC Small Cap Equity Fund; 0.30% for the RBC Government Income Fund; 0.60% for the RBC Quality Income Fund; and 0.35% for the RBC North Carolina Tax Free Bond Fund. The fee rates payable hereunder are the same as those payable under the Funds' Current Agreement.]

     6. This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master
Advisory Contract, became effective with respect to the Fund on           ,
     and shall continue thereafter in effect with respect to the Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a

                                     Ex. A-5
majority of the Company's entire Board of Directors on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Company. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                            Very truly yours,

                                            RBC FUNDS, INC.

                                            By:

                                            Name:

                                            Title:

ACCEPTED:

VOYAGEUR ASSET MANAGEMENT INC.
                                            Dated:

By:

Name:

                                     Ex. A-6

Note: This is a copy of the New Agreement that has been marked to show changes from the Current Agreement. New text is underlined and deleted text is stricken through. Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                  FORM OF NEW

                     [MASTER INVESTMENT ADVISORY AGREEMENT]
                      MASTER INVESTMENT ADVISORY CONTRACT

                            [CENTURA]RBC FUNDS, INC.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

[Glenwood]Voyageur [Capital]Asset Management [Company]Inc.
[131 North Church]90 South Seventh Street, Suite 4300
[Rocky Mount, North Carolina 27802]
Minneapolis, Minnesota 55402-4115

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Company") and [Glenwood]Voyageur [Capital]Asset Management [Company]Inc. (the "Adviser") as follows:

     1. The Company is an open-end investment company which currently has one or more separate investment portfolios as may be established and designated by the Directors from time to time (the "Funds"). This contract shall pertain to such Funds as shall be designated in the supplements (each a "Supplement") to this Master Investment Advisory Contract (the "Contract") as further agreed between the Company and the Adviser. A separate class of shares of common stock in the Company is offered to investors with respect to each Fund. The Company engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions with respect to each Fund, as specified in the [currently effective Prospectus (the "Prospectus") relating to the Funds included in the Company's]Registration Statement of the Company, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the [documents referred to in the preceding sentence]Registration Statement have been furnished to the Adviser. Any amendments to [those documents]the Registration Statement shall be furnished to the Adviser promptly. [Pursuant to a Master Distribution Contract and the Supplements thereto (the "Distribution Contract") between the Company and Centura Funds Distributor, Inc. (the "Distributor") and a Master Administrative Services Contract and the Supplements thereto between the Company and Furman Selz Incorporated (the "Sponsor"), the Company has employed the Distributor and the Sponsor, respectively, to act as principal underwriter for each Fund and to provide to the Company management and other services. The Company has adopted a Master Distribution Plan and the Supplements thereto (the "Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act.]

     2. The Company hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

     3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

       (b) The Company shall be responsible for all of its expenses and liabilities, including, but not limited to, compensation of its Directors who are not affiliated with the Adviser, the [Sponsor]Company's administrator, distributor, or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Company's independent [accountants]auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset valuation of shares of the Funds); fees and expenses of any administrator, transfer agent, [registrar and]fund accountant or dividend [disbursing]paying agent of the Company; expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; shareholder servicing expenses; expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Company; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports

                                     Ex. A-7
to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

     4. (a) The Adviser shall provide to the Company investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

     The Adviser will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. The Adviser will determine what portion of each Fund's portfolio shall be invested in securities described by the policies of each Fund and what portion, if any, should be invested otherwise or held uninvested.

     The Company will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

       (b) The Adviser shall provide to the Company's officers [administrative assistance in connection with the operation of]such information relating to the Company and [each of] the Funds[, which shall include (i) compliance with all reasonable requests of] and the [Company for information, including information required in connection with the Company's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other]services [as the Adviser shall from time to time determine, upon consultation with the Sponsor,] to be [necessary or useful to]provided by the [administration of]Adviser hereunder as the Company [and the Funds]may reasonably request.

       (c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the [Prospectus]Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Company will promptly notify the Adviser in writing of any changes in a Fund's investment objectives and restrictions.

       (d) The Adviser shall furnish to the Company's Board of Directors periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Company's officers or Board of Directors shall reasonably request.

       (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

       (f) The Adviser may cause a Fund to pay a broker which provides brokerage and research-related products and services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to each Fund and any other of the Adviser's clients. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Company as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Company's Board of Directors may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources

                                     Ex. A-8
to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Company's shares.

       (g) The Adviser is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under this Contract or any Supplement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and in accordance with any applicable exemptive orders or similar relief granted by the SEC. The Adviser shall oversee the performance and services provided by any sub-adviser engaged hereunder.

     5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Fund or that any Fund will perform comparably with any standard or index, including other clients of the adviser, whether public or private.

     6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates set forth in a Supplement to this Contract with respect to each Fund, provided that no fee shall accrue or be payable hereunder with respect to a Fund until the first day after the day (the "Approval Date") on which this Contract has been approved by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness of termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

     7. [If the aggregate expenses of every character incurred by, or allocated to, each Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limiting, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Plan ("includable expenses"), shall exceed the expense limitations applicable to that Fund imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay that Fund an amount equal to a percentage of that excess as set forth in a Supplement to this Contract with respect to each Fund (the "Adviser's reimbursement") provided, however, that the Adviser shall not be required to pay any amount in excess of fees received by the Adviser from the Company under this Contract. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Company's fiscal year, the Sponsor will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for]
                                     Ex. A-9

[such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to that percentage set forth in a Supplement to this Contract (which shall be equal to the Adviser's reimbursement) of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.](a) This Contract and any Supplement shall become effective with respect to a Fund on the date specified, provided it has been approved with respect to that Fund (i) by the Company's Board of Directors, (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), and
(iii) by a majority of the outstanding voting securities (as defined in the 1940
Act) of that Fund.

     [8.] ([a]b) This Contract [and any Supplement shall become effective with respect to each Fund on the date specified and] shall thereafter continue in effect for a period of more than two years from [that]the date [with]specified [respect]as to [that]a Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Company's Board of Directors and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Independent Directors [who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.].

       (c) This Contract and any Supplement may be modified by mutual agreement of the parties, subject to the requirements of the 1940 Act, as modified by rules and regulations thereunder, orders of the SEC, and interpretations thereof by the SEC or its staff.

       [(b] (d) This Contract and any Supplement thereto may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Company. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     8.[9.] Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     9.[10.] The investment management services of the Adviser to the Company under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

     10.[11.] This Contract shall be construed in accordance with the laws of the State of [North Carolina]Minnesota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

     11.[12.] In the event that the Board of Directors of the Company shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Company in writing, whereupon such portfolio shall become a Fund hereunder.

     12.[13.] Name Reservation. The Company acknowledges and agrees that the Royal Bank of Canada, parent company of the Adviser, has property rights relating to the use of the term "[Centura]RBC" and has permitted the use of such term by the Company and its Funds. The Company agrees that: (i) it will use the term "[Centura]RBC" only as a component of the names of the Company and the Funds and for no other purposes; (ii) it will not purport to grant to any third party any rights in such term; (iii) at the request of the Adviser or the Royal Bank of Canada, the Company will take such action as may be required to provide its consent to use of the term by the Adviser or the Royal Bank of Canada, or any affiliate of the Adviser or of the
                                     Ex. A-10

Royal Bank of Canada to whom the Adviser or the Royal Bank of Canada shall have granted the right to such use; and (iv) the [Adviser]Royal Bank of Canada may use or grant to others the right to use the term as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement as to the Company or any Fund, the Company shall, upon request of the Adviser or the Royal Bank of Canada, cease to use the term "[Centura]RBC" as part of the name of the Company and its Funds, or of any Fund as to which the Agreement is terminated, as applicable. In the event of any such request by the Adviser or the Royal Bank of Canada that use of the term "[Centura]RBC" shall cease, the Company shall cause its officers, Directors and stockholders to take any and all such actions which the Adviser or the Royal Bank of Canada may request to effect such request and to reconvey to the [Adviser]Royal Bank of Canada any and all rights to the term "[Centura]RBC."

     If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                            Very truly yours,

                                                       [CENTURA]RBC FUNDS, INC.

                                                       By:
                                                       Name:
                                                       Title:
ACCEPTED:
[GLENWOOD]VOYAGEUR [CAPITAL]ASSET                      Dated:
MANAGEMENT [COMPANY] INC.
By:
Name:
Title:

                                     Ex. A-11

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                  FORM OF NEW
                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                            [CENTURA]RBC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

[Glenwood]Voyageur [Capital]Asset Management [Company]Inc.
[131 North Church]90 South Seventh Street, Suite 4300
[Rocky Mount, NC 27802]
Minneapolis, Minnesota 55402-4115

                               RE: (NAME OF FUND)

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Company") and [Glenwood]Voyageur [Capital]Asset Management [Company]Inc. (the "Adviser") as follows:

     1. The Company is an open-end investment company organized as a Maryland corporation and consists of one or more separate investment portfolios as have been or may be established by the Directors of the Company from time to time. A separate [class]series of shares of common stock of the Company, which may include one or more separate classes of shares, is offered to investors with
respect to each investment portfolio. [          ](Name of Fund)(the "Fund") is
a separate investment portfolio of the Company.

     2. The Company and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Company has employed the Adviser to provide [investment advisory and other]the services specified in that Contract and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Master Advisory Contract, the Company hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

     4. The term "Fund" or "Funds" as used in the Master Advisory Contract shall for purposes of this Investment Advisory Contract Supplement (the "Supplement") pertain to the Fund.

     5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Company shall with respect to the Fund pay the Adviser, in arrears, a monthly fee on the first business day of
each month at the annual rate of      % of the Fund's average daily net assets
(as determined on each business day at the time set forth in the Prospectus for determining net asset value per share). (Note: For purposes of the foregoing sentence, the annual rate payable by the Company to the Adviser with respect to each Fund is as follows: 0.70% for the RBC Large Cap Equity Fund; 0.70% for the RBC Mid Cap Equity Fund; 0.70% for the RBC Small Cap Equity Fund; 0.30% for the RBC Government Income Fund; 0.60% for the RBC Quality Income Fund; and 0.35% for the RBC North Carolina Tax Free Bond Fund. The fee rates payable hereunder are the same as those payable under the Funds' Current Agreement.)

     [6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Adviser's reimbursement" shall for purposes of this Supplement with respect
to the Fund equal      .]

     6.[7.] This Supplement and the Master Advisory Contract (together, the "Contract"), having been approved as specified in paragraph 7(a) of the Master
Advisory Contract, became effective with respect to the Fund on      ,      and
shall continue thereafter in effect with respect to the Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) or by a majority of the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company's Directors who are not parties to
                                     Ex. A-12
this Contract or "interested persons" (as defined in the 1940 Act ) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days written notice to the Adviser [and]or by the Adviser on 60 days written notice to the Company. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                            Very truly yours,

                                            [CENTURA]RBC FUNDS, INC.

                                            By:

                                            Name:

                                            Title:

ACCEPTED:

[GLENWOOD]VOYAGEUR [CAPITAL]ASSET MANAGEMENT [COMPANY]INC.

                                            Dated:

By:

Name:

[Title: ]

                                     Ex. A-13

                     [This page intentionally left blank.]

                                                                      APPENDIX 1

                    DATES RELATING TO THE CURRENT AGREEMENT

                                               DATE CURRENT       DATE CURRENT                              DATE CURRENT
                                                AGREEMENT        AGREEMENT LAST       DATE TO WHICH      AGREEMENT WAS LAST
                             DATE OF              BECAME        APPROVED BY BOARD   CURRENT AGREEMENT       APPROVED BY
                         COMMENCEMENT OF      EFFECTIVE WITH     WITH RESPECT TO    WAS LAST CONTINUED    SHAREHOLDERS OR
        FUND           OPERATIONS OF FUND*   RESPECT TO FUND          FUND               FOR FUND        SOLE SHAREHOLDER+
RBC LARGE CAP EQUITY   September 30, 1996     July 24, 1996     February 20, 2002   February 20, 2003      July 24, 1996
        FUND
 RBC MID CAP EQUITY       May 31, 1994        April 26, 1994    February 20, 2002   February 20, 2003     April 26, 1994
        FUND
RBC SMALL CAP EQUITY      May 1, 1997        January 29, 1997   February 20, 2002   February 20, 2003    January 29, 1997
        FUND
RBC GOVERNMENT INCOME     May 31, 1994        April 26, 1994    February 20, 2002   February 20, 2003     April 26, 1994
        FUND
 RBC QUALITY INCOME       June 1, 2000       January 27, 1999   February 20, 2002   February 20, 2003    January 27, 1999
        FUND
 RBC NORTH CAROLINA       May 31, 1994        April 26, 1994    February 20, 2002   February 20, 2003     April 26, 1994
 TAX-FREE BOND FUND

* Represents the date on which each series began operations as an investment company. The date of commencement of operations represents the conversion date for some series: RBC Large Cap Equity Fund and RBC North Carolina Tax-Free Bond Fund were previously operated as a common trust fund, RBC Mid Cap Equity Fund and RBC Government Income Fund were previously bank collective trust funds, and RBC Small Cap Equity Fund was previously a bank common trust fund.

+ The Current Agreement was last submitted to shareholder vote for purposes of its initial approval by shareholders of the Funds.

                                                                      APPENDIX 2

      FEE RATES PAYABLE UNDER THE CURRENT AGREEMENT AND THE NEW AGREEMENT

                                                   FEE RATES PAYABLE TO THE FUND'S ADVISER
                    FUND                            UNDER THE CURRENT AND NEW AGREEMENTS
          RBC LARGE CAP EQUITY FUND                                 0.70%
           RBC MID CAP EQUITY FUND                                  0.70%
          RBC SMALL CAP EQUITY FUND                                 0.70%
         RBC GOVERNMENT INCOME FUND                                 0.30%
           RBC QUALITY INCOME FUND                                  0.60%
    RBC NORTH CAROLINA TAX-FREE BOND FUND                           0.35%

                                                                      APPENDIX 3

                 DIRECTORS AND PRINCIPAL EXECUTIVE OF GLENWOOD

        NAME                 POSITION                ADDRESS         PRINCIPAL OCCUPATION
   Shauneen Bruder     Director of Glenwood     RBC Centura Bank       President of RBC
                                                  P.O. Box 1220       Centura Banks, Inc.
                                              Rocky Mount, NC 27802



    Scott Custer       Director of Glenwood     RBC Centura Bank       President of RBC
                                                  P.O. Box 1220          Centura Bank
                                              Rocky Mount, NC 27802



     Kel Landis        Director of Glenwood     RBC Centura Bank        Chief Executive
                                                  P.O. Box 1220         Officer of RBC
                                              Rocky Mount, NC 27802   Centura Banks, Inc.



     Mike Allen            Chairman and         RBC Centura Bank     President of Glenwood
                       President of Glenwood      P.O. Box 1220       Capital Management
                                              Rocky Mount, NC 27802

                 DIRECTORS AND PRINCIPAL EXECUTIVE OF VOYAGEUR

        NAME                 POSITION                ADDRESS         PRINCIPAL OCCUPATION
  Daniel J. Collins    Director of Voyageur     RBC Dain Rauscher    Senior Vice President
                                                      Corp.          and Controller of RBC
                                              60 South Sixth Street   Dain Rauscher Corp.
                                              Minneapolis, MN 55402



   Lisa A. Ferris      Director of Voyageur     RBC Dain Rauscher       Executive Vice
                                                      Corp.           President and Chief
                                              60 South Sixth Street  Financial Officer of
                                              Minneapolis, MN 55402    RBC Dain Rauscher
                                                                             Corp.



    John G. Taft        Director and Chief       Voyageur Asset         Chief Executive
                       Executive Officer of      Management Inc.      Officer of Voyageur
                             Voyageur           90 South Seventh
                                                     Street
                                              Minneapolis, MN 55402

                                                                      APPENDIX 4

                             FEES PAID TO GLENWOOD
                          UNDER THE CURRENT AGREEMENT

                                                FEES PAID TO GLENWOOD UNDER THE CURRENT AGREEMENT
                    FUND                        DURING THE FUND'S FISCAL YEAR ENDED APRIL 30, 2002
          RBC LARGE CAP EQUITY FUND                                $991,770
           RBC MID CAP EQUITY FUND                                $1,154,339
          RBC SMALL CAP EQUITY FUND                                $213,500
         RBC GOVERNMENT INCOME FUND                                $120,717
           RBC QUALITY INCOME FUND                                 $487,489
    RBC NORTH CAROLINA TAX-FREE BOND FUND                          $105,938

                                                                      APPENDIX 5

 FEES PAID BY THE FUNDS TO AFFILIATES OF GLENWOOD DURING THE FUNDS' FISCAL YEAR
                             ENDED APRIL 30, 2002.

                                                12b-1 FEES PAID TO          AGGREGATE          PERCENTAGE OF FUND'S
                                                    RBC CENTURA        COMMISSIONS PAID TO    AGGREGATE COMMISSIONS
                                               SECURITIES, INC.* FOR       RBC CENTURA        THAT WERE PAID TO RBC
                    FUND                       SHAREHOLDER SERVICES     SECURITIES, INC.     CENTURA SECURITIES, INC.
          RBC LARGE CAP EQUITY FUND                   $ 5,244                $2,997                     63%
           RBC MID CAP EQUITY FUND                    $17,433                $8,384                     28%
          RBC SMALL CAP EQUITY FUND                   $ 4,057                $2,215                     70%
         RBC GOVERNMENT INCOME FUND                   $ 1,287                $  186                      5%
           RBC QUALITY INCOME FUND                    $   167                $   30                      1%
    RBC NORTH CAROLINA TAX-FREE BOND FUND             $ 1,148                $   12                      1%

* Royal Bank of Canada is the ultimate parent company of both Glenwood and RBC Centura Securities, Inc. Accordingly, RBC Centura Securities, Inc. is an affiliate of Glenwood for these purposes.

                                                                      APPENDIX 6

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

               FUND                        CLASS          SHARES OUTSTANDING ON RECORD DATE
     RBC LARGE CAP EQUITY FUND            Class A                     946,015.025
     RBC LARGE CAP EQUITY FUND            Class B                     304,475.134
     RBC LARGE CAP EQUITY FUND            Class I                   5,089,751.977
      RBC MID CAP EQUITY FUND             Class A                   4,841,142.455
      RBC MID CAP EQUITY FUND             Class B                   1,050,023.892
      RBC MID CAP EQUITY FUND             Class I                  10,333,034.957
     RBC SMALL CAP EQUITY FUND            Class A                     462,145.078
     RBC SMALL CAP EQUITY FUND            Class B                     264,280.211
     RBC SMALL CAP EQUITY FUND            Class I                   1,677,916.225
    RBC GOVERNMENT INCOME FUND            Class A                     582,194.911
    RBC GOVERNMENT INCOME FUND            Class B                      53,637.448
    RBC GOVERNMENT INCOME FUND            Class I                   2,476,201.242
      RBC QUALITY INCOME FUND             Class A                      47,339.075
      RBC QUALITY INCOME FUND             Class B                      11,525.843
      RBC QUALITY INCOME FUND             Class I                   5,489,841.636
 RBC NORTH CAROLINA TAX-FREE BOND         Class A                     418,595.482
                FUND
 RBC NORTH CAROLINA TAX-FREE BOND         Class B                      42,039.927
                FUND
 RBC NORTH CAROLINA TAX-FREE BOND         Class I                   2,167,623.189
                FUND

                                                                      APPENDIX 7

          5% BENEFICIAL OWNERS OF FUND SHARES AS OF NOVEMBER 13, 2002

                                                                    AMOUNT AND NATURE
                                    NAME AND ADDRESS OF               OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS OF SHARES             BENEFICIAL OWNER*                  OWNERSHIP         CLASS OWNED
 RBC LARGE CAP EQUITY     BISYS Retirement Services FBO                 155,194.911         16.405%
FUND -- CLASS A SHARES    Wilson Orth Surgery Neur Cntr
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  51,645.837          5.459%
                          Surdy Corporation 401 K Retirement
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  64,371.404          6.804%
                          Albemarle Homebuilders Inc P S PL
                          Suite 1400
                          Denver, CO 80204
 RBC LARGE CAP EQUITY     Centura Bank                                3,287,077.882         64.582%
FUND -- CLASS I SHARES    P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
                          Centura Bank                                1,692,104.735         33.245%
                          P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
     RBC MID CAP          Fidelity Investment Institutional           2,513,292.789         51.915%
EQUITY FUND -- CLASS A    Operations Co. Inc.
        SHARES            As Agent for Certain EMP Benefit Plans
                          100 Magellan Way
                          KW1C
                          Covington, KY 41015
     RBC MID CAP          Centura Bank                                6,224,802.722         60.242%
EQUITY FUND -- CLASS I    P.O. Box 1220
        SHARES            Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
                          Centura Bank                                3,323,563.785         32.164%
                          P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
 RBC SMALL CAP EQUITY     BISYS Retirement Services FBO                  23,237.027          5.028%
FUND -- CLASS A SHARES    Biltmore Oil Co. Inc. Profit Sharing
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  50,341.221         10.893%
                          Wilson Orth Surgery Neur. Ctr.
                          Suite 1400
                          Denver, CO 80204

                                                                    AMOUNT AND NATURE
                                    NAME AND ADDRESS OF               OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS OF SHARES             BENEFICIAL OWNER*                  OWNERSHIP         CLASS OWNED
                          BISYS Retirement Services FBO                  31,887.869          6.900%
                          Long Beverage Inc. 401 K Plan
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  31,987.465          6.922%
                          Precision Products of Asheville 401
                          Suite 1400
                          Denver, CO 80204
 RBC SMALL CAP EQUITY     Centura Bank                                  633,545.172         37.758%
FUND -- CLASS I SHARES    P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
                          Centura Bank                                  977,597.845         58.263%
                          P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
RBC GOVERNMENT INCOME     BISYS Retirement Services FBO                  58,812.918         10.102%
FUND -- CLASS A SHARES    Walker-Ross Printing Co. Inc. 401
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  55,099.785          9.464%
                          Sturdy Corporation 401 K Retirement
                          Suite 1400
                          Denver, CO 80204
RBC GOVERNMENT INCOME     RBC Dain Rauscher Custodian                     3,746.150          6.984%
FUND -- CLASS B SHARES    Everett W. Padgett Jr.
                          920 Heatherstone Drive
                          Winston-Salem, NC 27104-3492
                          RBC Dain Rauscher Custodian                     2,690.056          5.015%
                          Onnie D. Lamm
                          3513 Woodlawn Road
                          Rocky Mount, NC 27804-3826
                          Donaldson Lufkin Jenrette                      10,521.324         19.616%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998
RBC GOVERNMENT INCOME     Centura Bank                                1,387,715.106         56.042%
FUND -- CLASS I SHARES    P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
                          Centura Bank                                  947,748.775         38.274%
                          Reinvest Account
                          P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220

                                                                    AMOUNT AND NATURE
                                    NAME AND ADDRESS OF               OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS OF SHARES             BENEFICIAL OWNER*                  OWNERSHIP         CLASS OWNED
  RBC QUALITY INCOME      BISYS Retirement Services FBO                   4,735.036         10.002%
FUND -- CLASS A SHARES    Kirby USA Inc. 401 K Plan
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                   2,778.246          5.869%
                          Supervac of Jacksonville P L M 40
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                  17,891.461         37.794%
                          Frontier Spinning Mills 401 K Plan
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                   7,165.697         15.137%
                          Precision Products of Asheville 401
                          Suite 1400
                          Denver, CO 80204
                          BISYS Retirement Services FBO                   3,309.016          6.990%
                          Southern Assisted Living PS 401K
                          Suite 1400
                          1380 Lawrence Street
                          Denver, CO 80204
  RBC QUALITY INCOME      RBC Dain Rauscher FBO                           1,132.026          9.822%
FUND -- CLASS B SHARES    Charles H. Marshburn Jr.
                          1247 Stoneshyre Court
                          Lawrenceville, GA 30043-4472
                          Donaldson Lufkin Jenrette                         616.953          5.353%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998
                          RBC Dain Rauscher FBO                           1,132.026          9.822%
                          Norman B. Marshburn
                          27441 Miller Road
                          Dade City, FL 33525-7642
                          RBC Dain Rauscher FBO                           1,132.026          9.822%
                          Richard D. Marshburn
                          253 Southlake Drive
                          Thomson, GA 30824-6521
                          RBC Dain Rauscher FBO                           1,132.026          9.822%
                          Nell M. Marshburn
                          P.O. Box 353
                          Rocky Mount, NC 27802-0353
                          Donaldson Lufkin Jenrette                         932.896          8.094%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998
                          Donaldson Lufkin Jenrette                       1,801.639         15.631%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998

                                                                    AMOUNT AND NATURE
                                    NAME AND ADDRESS OF               OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS OF SHARES             BENEFICIAL OWNER*                  OWNERSHIP         CLASS OWNED
                          Donaldson Lufkin Jenrette                         921.146          7.992%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998
                          Donaldson Lufkin Jenrette                         734.586          6.373%
                          Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-9998
  RBC QUALITY INCOME      Centura Bank                                3,875,788.778         70.599%
FUND -- CLASS I SHARES    P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
                          Centura Bank                                1,443,889.570         26.301%
                          Reinvest Account
                          P.O. Box 1220
                          Attn. Trust Operations
                          Rocky Mount, NC 27802-1220
  RBC NORTH CAROLINA      RBC Dain Rauscher FBO                         294,205.021         70.284%
    TAX-FREE BOND         Glover Construction Company Inc.
FUND -- CLASS A SHARES    P.O. Box 40
                          Pleasant Hill, NC 27866-0040
                          RBC Dain Rauscher FBO                          36,136.826          8.633%
                          Joan G. Rash
                          P.O. Box 182
                          Sonoita, AZ 85637-0182
  RBC NORTH CAROLINA      RBC Dain Rauscher FBO                           5,074.766         12.071%
    TAX-FREE BOND         Carolyn R. Pearce
FUND -- CLASS B SHARES    754 NC 561 E
                          Ahoskie, NC 27910
                          RBC Dain Rauscher FBO                          11,682.037         27.788%
                          Sadie H. Braswell
                          120 West North Street
                          Zebulon, NC 27597-2632
                          RBC Dain Rauscher FBO                           3,560.598          8.470%
                          Vivian L. Cabiness
                          1104 Hardin Drive
                          JT TEN WROS
                          Shelby, NC 28150-3518
                          RBC Dain Rauscher FBO                           2,585.662          6.150%
                          D T Granthan Trucking
                          P.O. Box 94
                          Goldsboro, NC 27533-0094
                          RBC Dain Rauscher FBO                           2,907.813          6.917%
                          Mary B. Paterson
                          2608 Damascus Church Road
                          Chapel Hill, NC 27156-8043
                          RBC Dain Rauscher FBO                           8,006.149         19.044%
                          Ruth G. Waller
                          807 Gordon Court
                          Pilot Mountain, NC 27041-9331

                                                                    AMOUNT AND NATURE
                                    NAME AND ADDRESS OF               OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS OF SHARES             BENEFICIAL OWNER*                  OWNERSHIP         CLASS OWNED
                          Josephine J. Walker                             2,818.892          6.705%
                          2213 Lockwood Folly Lane
                          Raleigh, NC 27610
  RBC NORTH CAROLINA      Centura Bank                                1,955,017.320         90.192%
    TAX-FREE BOND         P.O. Box 1220
FUND -- CLASS I SHARES    Attn. Trust Operations
                          Rocky Mount, NC 27802-1220

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                               FORM OF PROXY CARD


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, and when properly executed, will be voted as specified. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE FUND, WILL BE CAST IN FAVOR OF EACH PROPOSAL. If any other matters properly come before the meeting of which the Directors were not aware within a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated November 20, 2002.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X) PLEASE DO NOT USE FINE POINT PENS.


                                                                                       FOR    AGAINST    ABSTAIN
1.   Approval of a new master investment advisory agreement, including an
     investment advisory contract supplement with respect to the Fund, between          ( )      ( )       ( )
     the Company, on behalf of the Fund, and Voyageur Asset Management Inc.


                                                                                     FOR ALL   WITHHELD   FOR ALL
2.   Election of the following nominees as Directors of the Company:                NOMINEES   FROM ALL   NOMINEES
     (01) Leslie H. Garner, Jr.  (03) R. William Shauman   (05) J. Franklin Martin             NOMINEES  EXCEPT AS
     (02) James H. Speed, Jr.    (04) Lucy Hancock Bode                                                   NOTED AT
                                                                                                            LEFT
                                                                                        ( )      ( )       ( )

---------------------------------------------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THEIR
NUMBER(S) IN THE SPACE PROVIDED ABOVE)


                                                                                       FOR    AGAINST    ABSTAIN
3.   Approval of the selection of PricewaterhouseCoopers LLP as the independent
     accountants for the Fund.                                                          ( )      ( )       ( )


                                                                       RBC Funds


                                                       (Continued on Other Side)


(Continued from Other Side)

                               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FUND NAME PRINTS HERE                             ANNUAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                December 18, 2002 - 10:00 A.M. EASTERN TIME

     The undersigned hereby revokes all previous proxies for his or her shares and appoints Lara Bocskey and Curtis Barnes and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on November 13, 2002, at the Annual Meeting of Shareholders, or any adjournment(s) thereof, to be held at 10:00 A.M. Eastern Time on December 18, 2002 at 3435 Stelzer Road, Columbus, Ohio 43219.


                                         PLEASE VOTE, SIGN, DATE AND RETURN
                                      THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID
                                                  ENVELOPE PROVIDED.

                                  Dated: _________________, 2002





                                 (Signature)

                                 Please sign exactly as your name or names appear at left. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date this proxy.


                                                                       RBC Funds